BBT CONSULTING GROUP LTD
1941 New York Ave.                                     Office : (718) 377-1028
Brooklyn, NY 11210                                     Fax : (718) 337-1028

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April 1st, 1999

Mr Benoit DUFRESNE, president
Mr Abdel Jabbar ABOUELOUAFA
BIOMASSE INTERNATIONAL INC.
5345, St-Joseph street
Trois-Rivieres ouest (Quebec)
G9A 5M4

Re :     BIOMASSE INTERNATIONAL INC. - Mandate

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Dear Mr Dufresne,
Dear Mr Abouelouafa,

This letter is to confirm our agreement, whereby you will engage our firm to assist you in your mandate to obtain a (NASDAQ) OTC Bulletin Board listing for the common shares of Biomasse international inc.

The major work required :

Phase I (becoming public)

o Engaging  and paying SEC  qualified  attorney;
o Filing  with an  appropriate state  commission;
o Filing Form 10 with SEC to become  reporting  company;
o Filing with various state regulatory bodies, as necessary;
o Legal opinion letter  (guaranteeing that all the rules have been followed);
o Arranging for transfer  agent;
o Arranging for 50  shareholders;
o Interfacing with all professional help and organizing the information flow.

Phase II (getting listed)

o Arranging for marketmakers;
o Assistance in filing Form to get approved and listed for trading.

BBT will be responsible for all securities related legal work, that is, our counsel will be engaged to complete this work. For your information please note, that our SEC attorney is Irving Rothstein of Heller, Horowitz & Feit of New York, NY.

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                                      - 2 -

However, the cost and oversight of all accounting and audit requirements will be your responsibility.

Our fees for the above is :

o 25 000 $ U.S. payable immediately after the company received the investment from the morroco transaction;
o        25 000 $ U.S. payable after the listing;
o        500 000 common shares and 500 000 warrants;
o 2 250 $ U.S. per month during one (1) year to advise and monitor the trading activity of the stock on the market.

And the expected time to accomplish the listing is approximately four (4) months.

If you are in agreement, please sign below and accompany your response with a deposit of 25 000 $ U.S.

Sincerely,



DAVID AMSEL
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AGREED and ACCEPTED by :



________________________ and ___________________________ on April 1st, 1999
BENOIT DUFRESNE               ABDEL JABBAR ABOUELOUAFA